UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2013

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Shareholders’ Meeting of Wal-Mart Stores, Inc. (the “Company”) was held on June 7, 2013 in Fayetteville, Arkansas. At that meeting, the Company’s shareholders voted on the matters set forth below.

Election of Directors

The Company’s shareholders elected for one-year terms all persons nominated for election as directors as set forth in the Company’s proxy statement dated April 22, 2013. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Aida M. Alvarez	2,666,740,023	132,680,243	7,929,067	214,228,498
James I. Cash, Jr.	2,709,672,236	89,738,670	7,938,427	214,228,498
Roger C. Corbett	2,776,830,977	21,049,353	9,469,003	214,228,498
Douglas N. Daft	2,752,744,361	45,107,439	9,497,533	214,228,498
Michael T. Duke	2,464,677,298	339,710,280	2,952,755	214,228,498
Timothy P. Flynn	2,789,170,706	13,826,274	4,352,353	214,228,498
Marissa A. Mayer	2,737,903,427	60,004,412	9,441,494	214,228,498
Gregory B. Penner	2,722,512,525	75,316,524	9,520,284	214,228,498
Steven S Reinemund	2,700,594,964	97,242,786	9,511,583	214,228,498
H. Lee Scott, Jr.	2,570,730,341	233,694,316	2,924,676	214,228,498
Jim C. Walton	2,700,469,536	97,485,845	9,393,952	214,228,498
S. Robson Walton	2,516,164,096	281,694,606	9,490,631	214,228,498
Christopher J. Williams	2,456,453,720	342,405,931	8,489,682	214,228,498
Linda S. Wolf	2,744,643,504	52,529,586	10,176,243	214,228,498

Company Proposals

Ratification of Independent Accountants. The Company’s shareholders voted upon and approved the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered accountants for the fiscal year ending January 31, 2014. The votes on this proposal were as follows:

For	Against	Abstain
3,003,487,175	13,738,691	4,351,965

There were no broker non-votes with respect to this proposal.

Advisory Vote on Executive Compensation. The Company’s shareholders voted upon and approved, by nonbinding, advisory vote, the compensation of the Company’s named executive officers, as described in the Company’s proxy statement dated April 22, 2013. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
2,762,651,665	38,590,628	6,107,040	214,228,498

Approval of the Management Incentive Plan, as amended. The Company’s shareholders voted upon and approved the Company’s Management Incentive Plan, as amended. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
2,771,681,018	31,198,352	4,469,963	214,228,498

Shareholder Proposals

The Company’s shareholders voted upon and rejected a shareholder proposal regarding shareholders being permitted to call special shareowners’ meetings. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
489,839,669	2,310,945,221	6,564,443	214,228,498

The Company’s shareholders voted upon and rejected a shareholder proposal regarding an equity retention policy applicable to senior executives. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
196,528,811	2,601,791,655	9,028,867	214,228,498

The Company’s shareholders voted upon and rejected a shareholder proposal regarding a policy that the chairman of the Company’s board of directors be independent. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
403,835,404	2,397,663,195	5,850,734	214,228,498

The Company’s shareholders voted upon and rejected a shareholder proposal regarding a policy regarding disclosure of recoupment of executive compensation. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
413,296,255	2,386,776,205	7,276,873	214,228,498

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2013

WAL-MART STORES, INC.

By:	/s/ Gordon Y. Allison
Gordon Y. Allison
Vice President and General Counsel, Corporate

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